Exhibit (c)(4)

Scope

Clear Thinking Group LLC (CTG) was retained by Hirsch International Corporation on May 5th, 2009 to quickly update a liquidation analysis that was previously prepared in February of 2009.

Methodology

CTG reviewed various financial documents such as the current top-line sales data and financial projections (on a calendar year basis), 4/30/09 balance sheet, April 2009 accounts payable aging, April 2009 inventory aging, April 2009 accounts receivable aging, real estate lease summary information, historical income statements & balance sheets, etc. We were also provided an updated cash flow forecast for Mid-May thru the rest of the year.

CTG Team

Lee Diercks — Partner & Managing Director

Mr. Diercks is a veteran of the Consumer Product Industry, with over 30 years of managerial experience with Company’s such as JCPenney, Coast to Coast Hardware, Total Sports, Herman’s Sporting Goods, Woolworth Corporation, Champ’s Sports, and Jumbo Sports. He has held positions such as Buyer, District Manger, Regional Merchandise Manager, Regional Operations Manager, Director of Store Operations, Director of Store Development, General Merchandise Manager, Chief Operating Officer, etc. He has worked at executive level positions for over 30 years. Mr. Diercks has worked as a consultant for the past 11 years, working primarily with retailers, internet companies, wholesalers, distributors, service organizations, and consumer product manufacturers. He has extensive bankruptcy and business turnaround experience, and has worked as interim executive manager in troubled businesses and with many companies in bankruptcy. Mr. Diercks holds a B.A. degree in Management and Marketing, and an MBA degree.

Joseph Marchese — Manager

Mr. Marchese has over 15 years of consulting experience in the accounting and financial services arena. He has specialized in business planning, cash management, and financial reporting for many small to mid-market companies. His consulting projects have included the preparation and analysis of business plans, financial statements, budgets, forecasts and cash flow reporting. He has extensive experience in capital and operating expenditures, prepaid and

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Clear Thinking Group LLC

Personal & Confidential

accrual accounting, and with numerous financial systems. His extensive operation experience also assists in evaluating accounting practices and the implementation of proper accounting policies and procedures for our clients.

Executive Overview

CTG believes that Hirsch International Corporation thru an orderly wind down of its operations can deliver a return to Shareholders in the range of approximately $260,000 in a worse case scenario to $2.1 million in a best case scenario. This is a significant downward change from our previous analysis where CTG projected a recovery of $1.1 million in a worst case scenario to approximately $3.5 million in a best case scenario. The degradation in potential return to shareholders is due to the continued cash loss from business operations during the last four months. However, some of this improvement was offset over the last three months by continuing operational losses. While we believe we have accurately determined an approximate range of return on the liquidation value of the Company at this time, due to the current economic environment, expected returns on asset sales could vary widely in the near and long term future and could greatly impact any expected returns.

We still believe that Hirsch could wind down its business in four to five months, depending on its ability to sell thru approximately $9 million at cost of inventory. However, due to the significant negative monthly cash flow of the current forecast, we believe a quick sale process would be the most efficient way for the company to maximize returns to the Shareholders.

As communicated in previous report, the key to such a wind down process is the recovery on the sale of the inventory and the speed in which it is conducted. In conversations with Company Management, there is a belief that inventory sales could be increased with reductions in selling prices, increased marketing exposure and with greater commissions to the sales force. However, with the current economic situation, the speed of the sell thru of the inventory may be impacted as customers continue to hold off on making large capital commitments. As such, additional discounts may have to be given to motivate customers to buy now; which could affect the overall recovery on the sale of the inventory.

We continue to believe that a two-phased sale process approach be used to maximize the inventory recovery, collect the accounts receivables, and to minimize the cash expenses. Assuming that the company would start such a process immediately, we believe a 60 day “Phase I” and a 60 day “Phase II”, with an additional 30 day wind down period would be necessary to complete all the necessary wind down activities.

Key Criteria and Assumptions

•                  Wind Down Process — CTG believes that a carefully orchestrated and executed wind down process will maximize recovery for the Hirsch Shareholders. As such, we believe the wind down process would need to be implemented in such a way to ramp up sales in the short term before announcing the plan to wind down the company; or in other

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Clear Thinking Group LLC

Personal & Confidential

words a two phase approach to selling thru the inventory and winding down the company. The company in parallel actions would implement significant accounts receivable collections efforts, and expense reduction efforts to maximize recovery.

As such it is our perspective that in “Phase I”, that the company would need to aggressively price the existing inventory to get it to sell, increase sales commissions to motivate the existing staff, and increase the marketing effort for approximately 60 days. We believe these actions would sell thru most of the less expensive inventory that requires more intensive customer service, training and sales support. At the end of the 60 days, a significant reduction in sales staff and sales support could be implemented, thus reducing a significant monthly cash outlay.

Phase II would focus on selling the remaining inventory to more established customers that need less sales support and training over the course of 60 days. We would assume that most of the sales offices could be closed with only the best sales staff remaining to sell thru the remaining inventory.

Assuming that the company started a wind down process 5/1/09, it is our opinion that the Company could effectively close the business by the end of August 2009. In addition to the 120 days needed to sell inventory and collect accounts receivable, we also assume an additional 30 days will be needed to complete the necessary financial and legal requirements to close down the business.

•                  Cash Position — As of 5/6, per Company records, Hirsch has approximately $2.5 million in net cash available. Approximately $109,000 of the cash balance is an outstanding Letter of Credit. We assume the LC will be drawn down to pay for new goods or monetized in the wind down process.

•                  Accounts Receivable — Hirsch’s accounts receivable has improved significantly from our last review. Only 42% of the receivable balances were more than 60 days past due versus over 60% back in January. According to the Company’s inventory aging, there are approximately 1,900 accounts that have a balance owed to the Company. Due to the significant number of accounts and the age of the balances owed, we believe that the company will need assistance of a collection agency and in some instances legal assistance to collect the amounts owed. Recovery rates could be affected by potential offsets, due to customer service or warranty issues during the wind down process. We have kept our recovery the assumptions the same as the previous analysis.

•                  Inventory — Hirsch currently has approximately $9.0 million in inventory at cost on hand, and another $533,000 at cost on order. The Company appears to have canceled a significant amount of open orders. According to our previous analysis, there was over $1.9 million of new product on order.

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Clear Thinking Group LLC

Personal & Confidential

$2.4 million of the inventory total consists of parts and supplies, which according to management has little value. We believe the recovery rate on the parts will be very minimal, as it is specific to equipment sold in the past.

To sell thru this level of inventory in a short time, we believe that the average recovery on new product to be slightly below cost. As such, all attempts should be made to cancel as much of the remaining on order as possible as there is a large likely hood that the company would have to sell it below cost to monetize those assets. However, we have assumed for this model that the inventory on order will be received complete, and thus it is our opinion that it will need to be liquidated at or below cost.

•                  Furniture, Fixtures, & Equipment

According the Company’s 4/30/09 balance sheet, Hirsch had a book value of approximately $1.5 million after depreciation on its fixed assets. This asset class consists of furniture & fixtures, computer equipment, leasehold improvements, website development costs, and computer software upgrades. Unfortunately there are not many assets in this asset class to be monetized, as software development; and website development costs cannot be recovered. Also, due to the significant excess of office furniture & computer equipment in the marketplace currently, there will be little cash recovered on this asset class. We assume in this situation that the company will require the assistance of a fixture/equipment liquidator to maximize the recovery rates and have built in the potential liquidation costs into the model.

•                  Real Estate Lease Liability

Based on the lease summary information provided by the company, CTG has calculated the remaining real estate lease liabilities, assuming all property leases are vacated and turned back to the landlords by 8/30/09. The remaining liability would be approximately $575 k. However, we believe that there may be a potential to offset some of those costs if some of these leases can be sublet or reassigned to other possible tenants.

•                  Other Contracts & Non- Real Estate Leases

Hirsch has very few other contracts, leases, or contractual commitments according to Company management. There is one auto lease and a few other leases with approximately $14k in additional obligations assuming this equipment is returned as of 8/30/09.

•                  Wind Down Expenses

Hirsch’s initial financial plan indicates that the company will spend approximately $1.1 million on average each month for SG&A expenses. As such we believe that in a phased approach to selling the remaining inventory and winding down the business, that the actual expenses in the first two months of the wind down would actually increase to approximately $1.2 million each month. This increase in expenses is

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Clear Thinking Group LLC

Personal & Confidential

primarily due to increased marketing and sales commission costs. Once the wind down enters the third month, expenses would be expected to decline rapidly, and be eliminated as certain activities stop, etc. We have also planned for a 30 day wrap-up for final corporate activities, including completion of tax returns, legal activities for dissolving the corporate/legal entities, etc.

•                  Accounts Payable & Accrued Expenses

As of 4/30/09 the company records indicate that there was approximately $4.3 million of accounts payable and accrued expenses that would need to be paid. Also, the company has accrued unpaid taxes of approximately $230,000. We have also included one full year of potential accrued warranty expenses during this wind down period.

•                  Employee Severance

Based on a severance schedule provided by the Company, there is approximately a $1.036 million liability remaining as of 5/20/09.

5/29/2009	5	9:41:40 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch International, Inc.

Liquidation Analysis	PERSONAL & CONFIDENTIAL
Prepared by Clear Thinking Group LLC
5/28/2009

		Estimated		Liquidation Analysis Scenarios
		Value as of	$ Amount	LOW	MID	HIGH
	Recoverable Assets

a	Cash - Estimate	6-May-09	$2,724,723	$2,724,723	$2,724,723	$2,724,723

b	Accounts Receivable	30-Apr-09	$3,696,127	$3,571,111	$3,787,861	$4,001,071
			Recovery Rate	88.3%	93.6%	98.9%

c	Inventory Equipment & Parts(Recovery on Cost)	3-May-09	$8,988,299	$6,031,020	$6,728,042	$7,418,409
			Recovery Rate	67.1%	74.9%	82.5%

d,e	Pre-Paid Expenses (Supplies, etc.)	31-Mar-09	$330,908	$33,091	$49,636	$66,182
			Recovery Rate	10.0%	15.0%	20.0%

f	Furniture, Fixtures & Equipment	31-Mar-09	$1,541,992	$97,145	$121,817	$148,031
			Recovery Rate	6.3%	7.9%	9.6%

g	Interllectual Property (Patents, Trademarks, URL’s, etc.)	31-Mar-09	$491,000	$—	$—	$—
			Recovery Rate	0%	0%	0%

h	FF&E Recovery Fee	-20%		$(19,429)	$(24,363)	$(29,606)
i	Accounts Receivable Collection Fees	-15%		$(267,833)	$(284,090)	$(300,080)
j	IP Recovery Fee	-30%		$—	$—	$—

	Net Recovery before Wind DownExpenses, Professional Fees, and Return to Shareholders			$12,169,828	$13,103,626	$14,028,729

	Operating and Administrative Expenses, Professional Fees and Other Expenses:

k	Company Operating Costs During Orderly Wind Down		$5,161,056	5,161,056	5,161,056	5,161,056
l	Profesional Fees & Expenses			750,000	750,000	750,000

	Gross $ Available to Creditors			$6,258,772	$7,192,570	$8,117,673

m	Property Lease Liabilities	30-Apr-09	$575,513	$575,513	$575,513	$575,513
n	Other Leases and Contracts Liabilities	30-Apr-09	$13,872	$13,872	$13,872	$13,872
o	Accounts Payable & Accrued expenses payable	30-Apr-09	$4,257,240	$4,257,240	$4,257,240	$4,257,240
p	Inventory On Order Commitment payable	23-May-09	$533,076	$533,076	$533,076	$533,076
q	Accounts Receivable Credits/Customer Liability	30-Apr-09	$388,306	$388,306	$388,306	$388,306
r	Taxes Payable Liability	30-Apr-09	$229,829	$229,829	$229,829	$229,829
	Net Available for Shareholders			$260,936	1,194,734.82	$2,119,838

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Assumptions:
a	Ca\.sh on hand as of 5/6/09 per company cash flow Summary Report; less LC commitments.
b	Accounts receivables as of 4/30/09 per company a/r aging records gross amounts before credits. Assumes 50% collected as normal and 50% collected with the use of a collection agency
c	Inventory on hand at cost as of 4/30/09 per company inventory aging. Includes parts inventory & on order inventory.
d	Assumes most pre-paid expenses are unrecoverable with the exception of supplies, at the rates noted above, net of cost to recover.
e	Assumes real estate lease deposits of $35,703 are unrecoverable
f	Off of 4/30/09 balance sheet and includes FF&E, leasehold improvements, computer upgrades, & website development costs
g	Assumes company Intellectual Property has no value in the marketplace.
h	Assumes a liquidator recovery fee of 20% of gross sales, net of sales tax.
i	Assumes company uses a collection agency to collect the last 50% of accounts receivable. Collection fee of -15% of recovered receivables.
j	Assumes the use of an IP broker at 30% of net sales.
k	Assumes a normal expense run rate plus additional commisions and advertising for two months, and two months with reduced expenses and includes severance of $1.036 mil.
l	Assumes approx. $750k for legal and other professional fees for winding down the business for SEC filings, shareholder communication, possible litigation, etc.
m	Estimated real estate liability based on info as of 4/30/09. Assumes all offices and locations closed by 8/31/09
n	Estimated other contracts and leases liabilities as of 4/30/09.
o	Accounts payable and accrued expenses as of 4/30/09.
p	Assumes payables associated with the current inventory on order.
q	Assumes current A/R credits returned to customers
r	From 4/3/09 balance sheet

Misc.
Assumes no recovery or additional liability in regards to Hirsch International Corp. investment in Graphic Arts Acquisition.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Cash Position

As of dates below

	Citibank	Citibank	WAMU	WAMU	Wachovia	Wachovia	Wachovia	Wachovia
	Checking	FSA	Checking	MMKT	F/X	Standby LC	MMKT	Checking	Total

5/6/2009	978,330	2,805	359	70,178	654,022	(108,996)	980,815	1,217	2,578,730

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Accounts Recievable

As of 04/30/09

Customer	Current	0-30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days
	$1,130,498.90	$1,015,784.70	$575,310.66	$388,202.62	$154,581.27	$1,169,673.09	$(388,305.52)	$4,045,745.72

	Current	0-30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Balance
Recovery Scenarios on Aged A/R	Low Case
	97%	92%	90%	84%	72%	50%
	$1,096,583.93	$934,521.92	$517,779.59	$326,090.20	$111,298.51	$584,836.55	$3,571,110.71
							88.3%
	Mid Case
	99%	95%	93%	88%	81%	60%
	$1,119,193.91	$964,995.47	$535,038.91	$341,618.31	$125,210.83	$701,803.85	$3,787,861.28
							93.6%
	High Case
	100%	98%	96%	94%	90%	70%
	$1,130,498.90	$995,469.01	$552,298.23	$364,910.46	$139,123.14	$818,771.16	$4,001,070.91
							98.9%

Assumes Recoveries on A/R over 90 days requires Collection Agency Assistance.

Assumes Credits returned to customers.

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Inventory Summary Information

By Vendor		Count	By Type		Count	By Vendor/Type		Count
Machines
KORNIT	573,457	19	New	3,708,126	188	GEMFIX Demo	36,669	2
MHM	1,145,689	28	Demo	1,730,177	108	GEMFIX New	36,669	2
MIMAKI	410,922	26	Used	1,127,874	30	KORNIT Demo	361,398	15
SEIT	158,078	2				KORNIT New	212,059	4
TAJIMA	4,204,693	247	Total	6,566,177	326	MHM Demo	205,310	7
GEMFIX	73,339	4				MHM Used	940,379	21
						MIMAKI Demo	265,752	16
Total	6,566,177	326				MIMAKI New	145,170	10
						SEIT Demo	84,008	1
						SEIT New	74,070	1
						TAJIMA Demo	777,040	67
						TAJIMA New	3,240,158	171
						TAJIMA Used	187,495	9
					Total		6,566,177	326

Parts/Supplies/Accessories

KORNIT	66,758
MHM	333,318
MIMAKI	11,021
SEIT	56,747
TAJIMA	1,575,363
GEMFIX	0
Supplies	378,915
Total P/S/A	2,422,122	(as of 3/31/09)

Total Inventory	8,988,299

Aging

Machines

	New	Demo	Used	Total	% of Total
0 - 3 months	861,947	67,144	83,800	1,012,891	15.43%
>3 - 6 months	1,400,381	202,341	30,334	1,633,056	24.87%
>6 - 9 months	259,843	344,622	0	604,465	9.21%
>9 months	2,163,802	1,078,603	73,360	3,315,765	50.50%

Total Machines	4,685,973	1,692,710	187,494	6,566,177	100.0%

	Parts/Supplies/Accessories

	All	% of Total
0 - 3 months	480,685	19.85%
>3 - 6 months	302,675	0.00%
>6 - 9 months	110,956	4.58%
>9 - 12 months	155,008	6.40%
>1 year	1,372,798	56.68%

Total Parts	2,422,122

	All Inventory

0 - 3 months	1,493,576	16.62%
>3 - 6 months	1,935,731	21.54%
>6 - 9 months	715,421	7.96%
>9 - 12 months	3,470,773	38.61%
>1 year	1,372,798	15.27%

Total Inventory	8,988,299

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Low to High Case Inventory Recovery (on cost)

					On Order	Total
	New Product	Demo Product	Used Product	Parts Inventory	Inventory	Inventory @ Cost
Assumed Gross	4,685,973	1,692,710	187,494	2,422,122	133,076	9,121,375
Low Recovery Rates %	90%	85%	75%	5%	85%	66.1%
Low Recovery Dollars	4,217,376	1,438,804	140,621	121,106	113,115	6,031,020

Mid Recovery Rates %	100%	90%	80%	10%	95%	73.8%
Mid Recovery Dollars	4,685,973	1,523,439	149,995	242,212	126,422	6,728,042

High Recovery Rates %	110%	95%	85%	15%	100%	81.3%
High Recovery Dollars	5,154,570	1,608,075	159,370	363,318	133,076	7,418,409

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Purchase Orders by Vendor

as of 04/30/09

Total on Order	133,076	From the On order report 5/6/09

Purchase Order - Mimaki	363,940	Ordered 5/13/09 - Purchase order provided by B. Eichel on 5/22

		Ordered 5/15 - approx $200k (17,971,200 Yen)
Purchase Order - Kajima	200,000	Purchase order provided by B. Eichel on 5/22

Total On Order as of 5/23	697,016

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch International
Real Estate Lease Liability	* Assumes all offices closed as of 8/31/09

				Remaining
Location		Date of Lease	Monthly	Months of	Lease
City	State	Expiraton	Cost	Lease Term	Liability	Comments
Birmingham	Al	3/31/2010	605	7	4,235

	AZ	11/30/2009	1,700	3	5,100

	AR	6/30/2008	675	0	0	Assumes month to month basis

Rancho Cordova	CA	8/31/2009	650	0	0

Santa Ana	CA	2/7/2011	2,739	6	16,434
			2,839	10	28,390

Denver	CO	11/30/2009	750	3	2,250

Fort Lauderdale	FL	3/31/2009	1,751	0	0	Assumes month to month basis

Tyrone	GA	12/31/2010	3,347	15	50,205

Niles	IL	3/30/2011	2,106	7	14,742
			2,170	10	21,700

Braintree	MA	11/30/2008	640	0	0	Assumes month to month basis

	MN	1/1/2008	700	0	0	Assumes month to month basis

St. Charles	MO	8/31/2008	785	0	0	Assumes month to month basis

Hauppauge	NY	8/31/2011	14,697	0	0
			15,211	10	152,110
			15,744	10	157,440

	NC	5/14/2010	4,813	9	43,317

Cincinnati	OH	1/31/2009	680	0	0	Assumes month to month basis

Solon	OH	2/28/2011	3,500	18	63,000

Bridgeville	PA	1/21/2007	690	0	0	Assumes month to month basis

Harleysville	PA	9/30/2009	2,250	1	2,250

Fort Worth	TX	12/31/2009	1,700	4	6,800

Houston	TX	5/31/2009	850	0	0	Assumes month to month basis

Ashland	VA	7/31/2010	732	0	0
			754	10	7,540

Tukwila	WA	8/31/2008	1,313	0	0	Assumes month to month basis

				Total	575,513

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch International

Misc. Leases and Contracts

Lease Liability

	Type	Lease	Monthly	# of months	Estimated
Leasing Company	of Contract	Term. Date	Payment	remaining	Liability

Porsche Payment Center	Auto lease	2/8/2010	1,690	8	13,520

Pitney Bowes	Copier lease	6/1/2008	2,174	0	0

Pitney Bowes	Copier Lease	5/20/2007	2,124	0	0

CIT Leasing	Equipment Lease	10/2/2009	88	4	352

Pulse Microsystems	Pulse Sales Agreement	10/31/2008	100,000	0	0
				Total	13,872

*Assumes 6/30/09 termination date

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

FROM BUDGET

Wind Down Expenses

								Total
Net Sales		Run Rate	May	June	July	Aug	Sep	May-Sep	1st Qtr 09	Qrtly Avg	Assumptions
Total Net Sales			1,211,047	2,018,412	2,018,412	1,009,206	470,963	6,728,042

Mid- case recovery on inventory

Assumes sales taxes on new sales are collected and paid out as normal; but sales taxes are not listed as part of cash collected or listed as a wind down expense. (in and out)

Salaries			500,000	500,000	251,240	200,000	100,000	1,551,240	1,824,162	608,054	Salaries run-off as inventory is sold off per schedule below
Commissions	5.00%		60,552	100,921	100,921	50,460	23,548	336,402	154,909	51,636	Commissions @ 5%
Severance			0	0	349,167	232,770	555,011	1,136,948			Per the company policy of 1 week per year of service with exception of the 3 employment contracts
Payroll Taxes	0.126		70,349	75,416	88,017	60,645	85,159	379,586	139,462	46,487	As per company current records.
Hospitalization			41,000	41,000	24,600	16,400	8,200	131,200	121,715	40,572	Used same % as salary run-off
Contract Labor								0	—	—
Software Support			12,000	12,000	12,000	12,000		48,000	45,000	15,000	per current run rate
Employment Costs			5,200	5,200	3,120	2,080		15,600	15,985	5,328
Insurance			41,000	41,000	24,600	16,400	4,100	127,100	123,909	41,303	per current run rate
Utilities		8,000	10,000	10,000	6,000	4,000	1,000	31,000	36,314	12,105	per current run rate, run off as offices close
Rent		53,797	53,797	53,797	53,797	53,797	53,797	268,983	227,793	75,931	per current run rate, run off as offices close
Telephone			34,000	34,000	20,400	13,600	3,400	105,400	107,305	35,768	per current run rate, run off as offices close
Repairs & Maintenance			4,000	4,000	2,400	1,600	400	12,400	10,606	3,535
Protection & Security			300	300	180	120	30	930	855	285
Postage, & Office Supplies			14,500	14,500	8,700	5,800	500	44,000	43,327	14,442	per current run rate, run off as offices close
Computer			9,000	9,000	5,400	3,600		27,000	26,128	8,709	per current run rate, run off as offices close
Professional Fees			48,000	48,000	48,000	48,000	48,000	240,000	305,158	101,719	Assume normal course professional fees
Advertising	3.5	22,000	77,000	77,000	22,000	0	0	176,000	71,011	23,670	Increased advertising for May & Jun by $66k
T&E			79,500	79,500	47,700	15,900		222,600	220,890	73,630	per current run rate, run off as offices close
Auto Expense			59,833	59,833	35,900	11,967		167,532	150,443	50,148	per current run rate, run off as offices close
Trade Shows			16,135	14,000	0	0	0	30,135	184,171	61,390	Trade shows in May & Jun, nothing going forward
Seminars			1,000	1,000	0	0	0	2,000	6,662	2,221	per current run rate, run off as offices close
Education & Training			1,000	1,000	0	0	0	2,000	2,689	896	per current run rate, run off as offices close
Dues & Subs			2,500	2,500	0	0	0	5,000	13,828	4,609	per current run rate, run off as offices close
Manufacturing/Service			4,000	4,000	2,400	1,600	0	12,000	(82,298)	(27,433)	per current run rate, run off as offices close
Freight Out			5,000	5,000	3,000	2,000	0	15,000	6,403	2,134	per current run rate, run off as offices close
License Fees			5,000	5,000	3,000	2,000	0	15,000	6,152	2,051	per current run rate, run off as offices close
Real Estate Taxes			3,000	3,000	1,800	1,200	0	9,000	10,620	3,540	per current run rate, run off as offices close
Depreciation & Amortization			0	0	0	0	0	0	173,239	57,746
Bad Debt			0	0	0	0	0	0	—	—
Bank Charges			19,000	19,000	19,000	19,000	0	76,000	85,827	28,609
Miscellaneous			(5,000)	(5,000)	(5,000)	(5,000)	0	(20,000)	333,425	111,142
Total S, G & A			1,171,666	1,214,966	1,128,341	769,939	883,145	5,168,056	4,365,690	1,455,230

Other (Income) Expense			(3,000)	(3,000)	(3,000)	(3,000)		(12,000)

Corporate Taxes			1,000	1,000	1,000	1,000	1,000	5,000

Total Expenses			1,169,666	1,212,966	1,126,341	767,939	884,145	5,161,056

Salary rolloff			1	1	0.6	0.4	0.2
T&E/Auto Exp			1	1	0.6	0.2
General runnoff			1	1	0.6	0.4	0.1

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared By CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Accounts Payable/Accrued Expenses

As of 4/30/09/09

	Total Due	Accrued Purch	Current	31-60	61-90	91-120	Over 120
Accounts Payable Aging (4/30/09)	2,150,945	133,076	(494,019)	2,281,735	196,889	33,263	0
Accrued Professional Fees (3/31/09)	232,622
Accrued Warranty Costs (3/31/09) **	138,662
Accrued - Other (3/31/09)	138,545
Sales Taxes Payable (3/31/09)	71,122
Total AP/AEP	2,731,896

** - Uses 1 year of the 5 year accrual

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Severance Calculation (as of May 2009)

Payroll for Calendar 2009	Assumption = 1 week per year

FINANCE

				Current	As of Jan 1	Revised
				Annual	Amount	Annual		Severance
Last Name	First Name	date of hire	Department	Salary	Change	Salary	# of years	Amt Due
[***]	[***]	[***]	[***]	35,400		35,400	[***]	2,723
[***]	[***]	[***]	[***]	98,280		98,280	[***]	9,450
[***]	[***]	[***]	[***]	42,000		42,000	[***]	2,423
[***]	[***]	[***]	[***]	32,000		32,000	[***]	1,231
[***]	[***]	[***]	[***]	122,500		122,500	[***]	49,471
[***]	[***]	[***]	[***]	58,322		58,322	[***]	7,851
Gallagher	Paul		Adm	425,000		425,000		212,500
Eichel	Beverly		Acctg	315,000		315,000		157,500
[***]	[***]	[***]	[***]	58,430		58,430	[***]	15,731
[***]	[***]	[***]	[***]	88,643		88,643	[***]	11,933
[***]	[***]	[***]	[***]	20,000		20,000	[***]	385
[***]	[***]	[***]	[***]	30,078		30,078	[***]	1,735
[***]	[***]	[***]	[***]	64,000		64,000	[***]	1,231
[***]	[***]	[***]	[***]	35,000		35,000	[***]	673
[***]	[***]	[***]	[***]	36,750		36,750	[***]	2,827
[***]	[***]	[***]	[***]	60,000		60,000	[***]	1,154
[***]	[***]	[***]	[***]	94,116		94,116	[***]	18,099
[***]	[***]	[***]	[***]	38,438		38,438	[***]	3,696
[***]	[***]	[***]	[***]	48,195		48,195	[***]	17,610
[***]	[***]	[***]	[***]	90,000		90,000	[***]	22,500
[***]	[***]	[***]	[***]	35,000		35,000	[***]	2,692
[***]	[***]	[***]	[***]	32,445		32,445	[***]	1,248
[***]	[***]	[***]	[***]	55,000		55,000	[***]	2,115
[***]	[***]	[***]	[***]	70,000		70,000	[***]	2,692
[***]	[***]	[***]	[***]	25,000		25,000	[***]	962
[***]	[***]	[***]	[***]	60,000		60,000	[***]	1,154
[***]	[***]	[***]	[***]	25,000		25,000	[***]	1,442
[***]	[***]	[***]	[***]	63,000		63,000	[***]	10,904
[***]	[***]	[***]	[***]	56,133		56,133	[***]	15,113
[***]	[***]	[***]	[***]	35,000		35,000	[***]	5,385
[***]	[***]	[***]	[***]	35,000		35,000	[***]	2,692
[***]	[***]	[***]	[***]	35,000		35,000	[***]	5,385
[***]	[***]	[***]	[***]	25,000		25,000	[***]	2,404
[***]	[***]	[***]	[***]	35,000		35,000	[***]	3,365
[***]	[***]		[***]	300,000		300,000		150,000
[***]	[***]	[***]	[***]	28,000		28,000	[***]	538
[***]	[***]	[***]	[***]	35,000		35,000	[***]	3,365
[***]	[***]	[***]	[***]	50,000		50,000	[***]	14,423
[***]	[***]	[***]	[***]	25,000		25,000	[***]	7,212
[***]	[***]	[***]	[***]	35,000		35,000	[***]	9,423
[***]	[***]	[***]	[***]	25,000		25,000	[***]	962
[***]	[***]	[***]	[***]	31,033		31,033	[***]	2,984
[***]	[***]	[***]	[***]	35,000		35,000	[***]	9,423
[***]	[***]	[***]	[***]	25,000		25,000	[***]	481
[***]	[***]	[***]	[***]	75,000		75,000	[***]	7,212
[***]	[***]	[***]	[***]	100,000		100,000	[***]	26,923
[***]	[***]	[***]	[***]	55,000		55,000	[***]	1,058

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Severance Calculation (as of May 2009)

Payroll for Calendar 2009	Assumption = 1 week per year

FINANCE

				Current	As of Jan 1	Revised
				Annual	Amount	Annual		Severance
Last Name	First Name	date of hire	Department	Salary	Change	Salary	# of years	Amt Due
[***]	[***]	[***]	[***]	55,000		55,000	[***]	1,058
[***]	[***]	[***]	[***]	49,000		49,000	[***]	942
[***]	[***]	[***]	[***]	65,000		65,000	[***]	1,250
[***]	[***]	[***]	[***]	47,500		47,500	[***]	913
[***]	[***]	[***]	[***]	57,098		57,098	[***]	3,294
[***]	[***]	[***]	[***]	63,440		63,440	[***]	9,760
[***]	[***]	[***]	[***]	61,360		61,360	[***]	5,900
[***]	[***]	[***]	[***]	47,614		47,614	[***]	9,157
[***]	[***]	[***]	[***]	56,579		56,579	[***]	21,761
[***]	[***]	[***]	[***]	34,398		34,398	[***]	3,308
[***]	[***]	[***]	[***]	85,000		85,000	[***]	31,058
[***]	[***]	[***]	[***]	53,560		53,560	[***]	11,330
[***]	[***]	[***]	[***]	62,182		62,182	[***]	17,937
[***]	[***]	[***]	[***]	51,887		51,887	[***]	3,991
[***]	[***]	[***]	[***]	63,128		63,128	[***]	16,996
[***]	[***]	[***]	[***]	53,472		53,472	[***]	12,340
[***]	[***]	[***]	[***]	47,215		47,215	[***]	9,988
[***]	[***]	[***]	[***]	54,636		54,636	[***]	3,152
[***]	[***]	[***]	[***]	56,983		56,983	[***]	23,012
[***]	[***]	[***]	[***]	45,000		45,000	[***]	3,462
[***]	[***]	[***]	[***]	41,200		41,200	[***]	1,585
[***]	[***]	[***]	[***]	57,475		57,475	[***]	12,158
Total				4,406,490		4,406,490		1,036,630

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

Assets

Current Assets

Cash and Cash Equivalents	$2,677,522
Accounts Receivable-Net	3,696,127
Inventories, Net	6,909,034
Other Current Assets	330,908
Total Current Assets	13,613,591

Property, Plant and Equipment, Net	1,541,992
Other Assets, Net	2,733,557
Total Assets	17,889,140

Liabilities and Stockholders’ Equity

Current Liabilites

Accounts Payable & Accrued Expenses	4,487,069
Income Taxes Payable	35,232

Total Current Liabilities	4,522,301

Total Liabilities	4,522,301

Stockholder’s Equity
Class A Common Stock	102,160
Class B Common Stock	4,249
Additional Paid In Capital	43,435,388

Retained Earnings - Beginning of Year	(26,146,158)
Current Year (Profit)/Loss	(2,032,196)
Dividends
Retained Earnings	(28,178,354)

Treasury Stock	(1,996,604)

Total Stockholder’s Equity	13,366,839

Total Liabilities & Stockholders’ Equity	17,889,140

Assets

Current Assets

Cash and Cash Equivalents:
CASH-F/X HELD	727,091
CASH - WACHOVIA - CHKG	3,276
CASH - WACHOVIA EURO account	211,151
CASH - WACHOVIA MMKT	1,267,326
PETTY CASH-NEW YORK	2,500
CASH - WAMU CHECKING	359
CASH - WAMU MMKT	70,178
CASH - CITIBANK	281,769
CASH - CITIBANK FSA	3,470
RESTRICTED CASH - WACHOVIA YEN	110,402

Total Cash and Cash Equivalents	2,677,522

Accounts Receivable-Net:
ACCOUNTS RECEIVABLE	4,122,510
ALLOWANCE FOR DOUBTFUL ACCNTS	(495,052)
OTHER RECEIVABLES	35,004
ACCOUNTS RECEIVABLE - LEGAL	55,140
RESERVE FOR SALES RETURNS	(50,000)
MasterCard / Visa Receivable	22,494
Amex Receivable	1,148
Discover Receivable	4,882

Total Accounts Receivable-Net	3,696,127

Inventories, Net:
INVENTORY - TAJIMA MACHINES	4,036,161
INVENTORY - MHM MACHINES	1,181,815
INVENTORY - SEIT MACHINES	158,078
INVENTORY - KORNIT MACHINES	573,457
INVENTORY - MIMAKI MACHINES	419,407
SOFTWARE	0
INVENTORY - TAJIMA SOFTWARE	18,941
SOFTWARE	2,097
INVENTORY - TAJIMA OTHER	73,339
INVENTORY - TAJIMA USED MACHINES	153,495
INVENTORY TAJIMA SUPPLIES	134,510

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

INVENTORY - KORNIT SUPPLIES	35,295
INVENTORY - MIMAKI SUPPLIES	1,401
INVENTORY - TAJIMA PARTS	1,569,495
INVENTORY - MHM PARTS	70,015
INVENTORY - SEIT PARTS	80,271
INVENTORY - KORNIT PARTS	24,281
INVENTORY - MIMAKI PARTS	11,370
INVENTORY - TAJIMA ACCESSORIES	228,546
INVENTORY - MHM ACCESSORIES	245,214
INVENTORY - SEIT ACCESSORIES	3,531
INVENTORY - KORNIT ACCESSORIES	2,701
INVENTORY - MIMAKI ACCESSORIES	3,383
INVENTORY RESERVE	(2,155,758)
FREIGHT IN COSTS FOR MACHINES IN STOCK	37,989

Total Inventories, Net	6,909,034

Other Current Assets:
LOANS & EXCHANGES	13,221
PREPAID INSURANCE	224,350
PREPAID OTHER	93,337

Total Other Current Assets	330,908

Total Current Assets	14,098,591

Property, Plant and Equipment, Net:
MACHINERY AND EQUIPMENT	1,164,083
FURNITURES & FIXTURES	354,214
LEASEHOLD IMPROVEMENTS	186,943
ACCUMULATED DEPRECIATION - MACHINERY & EQUIPMENT	(956,381)
ACCUMULATED DEPRECIATION - FURNITURES & FIXTURES	(325,316)
ACCUMULATED DEPRECIATION - LEASEHOLD IMPROVEMENTS	(111,563)
WEBSITE DEVELOPMENT COSTS	294,394
ACCUMULATED AMORTIZATION - WEBSITE DEVELOPMENT COS	(131,039)
COMPUTER SYSTEM UPGRADE	1,788,424
ACCUMULATED AMORTIZATION ON COMPUTER UPGRADE	(721,766)

Total Property, Plant and Equipment, Net	1,541,992

Other Assets, Net:
SECURITY DEPOSITS	35,703
INVESTMENT IN RSK TECH, LTD.	32,363
INVESTMENT IN GRAPHIC ARTS ACQUISITION	2,665,491

Total Other Assets, Net	2,733,557

Total Assets	18,374,140

Liabilities and Stockholders’ Equity

Current Liabilites

Accounts Payable & Accrued Expenses:
ACCOUNTS PAYABLE	1,412,359
SALES TAX PAYABLE	1,537
ACCRUED PURCHASES	1,870,859
ACCRUED PROFESSIONAL FEES	92,972
ACCRUED INSURANCE	13,688
ACCRUED WARRANTY COSTS	567,452
ACCRUED OTHER	(211,396)
ACCRUED COMMISSIONS	157,755
PAYROLL EXCHANGE	203,982
ACCRUED PAYROLL	6,629
ACCRUED VACATION RESERVE	6,198
401K PAYABLE	1,799
FLEXIBLE SPENDING ACCOUNT - LIABILITY	5,541
DEFERRED RENT LIABILITY	39,446
DISCONTINUED OPERATIONS - HAPL LIABILITY	83,592
DISCONTINUED OPERATIONS - HTT LIABILITY	41,596
Sales Tax Payable-AL- - -	22
Sales Tax Payable-AK- - -	4,638
Sales Tax Payable-AZ-Corporate-Corporate-Overhead	(82)
Sales Tax Payable-AR-Corporate-Corporate-Overhead	12
Sales Tax Payable-CA- Corporate- -	15,174
Sales Tax Payable-CO - Corporate- -	6,113
Sales Tax Payable-CT - Corporate- -	1,081
Sales Tax Payable-FL - Corporate- -	9,446
Sales Tax Payable-GA - Corporate- -	4,102
Sales Tax Payable-IL - Corporate-Corporate-Overhead	5,855
Sale Tax Payable-IN - Corporate-Corporate-Overhead	4,338
Sales Tax Payable-KY - Corporate-Corporate-Overhead	1,805
Sales Tax Payable-LA - Corporate-Corporate-Overhead	29
Sales Tax Payable-ME - Corporate-Corporate-Overhead	703
Sales Tax Payable-MD - Corporate-Corporate-Overhead	2,728
Sales Tax Payable-MA - Corporate-Corporate-Overhead	4,488

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

Sales Tax Payable-MI -Corporate-Corporate-Overhead	4,220
Sales Tax Payable-MN -Corporate-Corporate-Overhead	19,805
Sales Tax Payable-MS -Corporate-Corporate-Overhead	5,174
Sales Tax Payable-MO -Corporate-Corporate-Overhead	8,482
Sales Tax Payable-MT -Corporate-Corporate-Overhead	6
Sales Tax Payable-NV -Corporate-Corporate-Overhead	23
Sales Tax Payable-NJ -Corporate-Corporate-Overhead	6,573
Sales Tax Payable-NY -Corporate-Corporate-Overhead	10,229
Sales Tax Payable-NC -Corporate-Corporate-Overhead	4,632
Sales Tax Payable-OH -Corporate-Corporate-Overhead	396
Sales Tax Payable-PA -Corporate-Corporate-Overhead	8,989
Sales Tax Payable-SC -Corporate-Corporate-Overhead	1,373
Sales Tax Payable-TN -Corporate-Corporate-Overhead	5,621
Sales Tax Payable-TX -Corporate-Corporate-Overhead	50,622
Sales Tax Payable-UT -Corporate-Corporate-Overhead	23
Sales Tax Payable-VA -Corporate-Corporate-Overhead	5,590
Sales Tax Payable-WA -Corporate-Corporate-Overhead	841
Sales Tax Payable-WV -Corporate-Corporate-Overhead	6
Sales Tax Payable-WI -Corporate-Corporate-Overhead	3
Rounding Adjustment ~	2

Total Accounts Payable & Accrued Expenses	4,487,069	AP less taxes	4,257,240

Income Taxes Payable:		Total Sales Taxes Payable	194,597
ACCRUED STATE INCOME TAX	35,232	Total Income Taxes Payable	35,232
		Total	229,829
Total Income Taxes Payable	35,232

Total Current Liabilities	5,007,301

Total Liabilities	5,007,301

Stockholder’s Equity

Class A Common Stock:
COMMON STOCK-CLASS A	102,160

Total Class A Common Stock	102,160

Class B Common Stock:
COMMON STOCK-CLASS B	4,249

Total Class B Common Stock	4,249

Additional Paid In Capital:
PAID IN CAPITAL	43,435,388

Total Additional Paid In Capital	43,435,388

Retained Earnings - Beginning of Year:
RETAINED EARNINGS	(26,146,158)

Total Retained Earnings - Beginning of Year	(26,146,158)

Current Year (Profit)/Loss:
SALES MACHINES CORPORATE	(7,750)
SALES MACHINES TAJIMA SALES MORROW GA	7,235
SALES MACHINES MHM	504,727
SALES MACHINES SEIT	515,400
SALES MACHINES KORNIT	337,691
SALES MACHINES MIMAKI	412,356
SALES SOFTWARE TAJIMA SALES HAUPPAUGE NY	570,865
SALES SOFTWARE TAJIMA SALES HORSHAM PA	(100)
SALES - SOFTWARE	297
SALES USED MACHINES TAJIMA SALES HAUPPAUGE NY	465,902
SALES MACHINE PARTS CORPORATE	(8,543)
SALES MACHINE PARTS TAJIMA SALES HAUPPAUGE NY	361,597
SALES MACHINE PARTS TAJIMA SALES SOLON OH	(20)
SALES MACHINE PARTS TAJIMA SALES BENSENVILLE IL	(350)
SALES MACHINE PARTS TAJIMA SALES FORT WORTH TX	(110)
SALES MACHINE PARTS TAJIMA SALES DENVER CO	(1,188)
SALES MACHINE PARTS TAJIMA SALES MORROW GA	(26)
SALES MACHINE PARTS TAJIMA SALES PHOENIX AZ	67
SALES MACHINE PARTS TAJIMA SALES ELKIN NC	(70)
SALES MACHINE PARTS MHM	13,264
SALES MACHINE PARTS SEIT	158,050
SALES MACHINE PARTS KORNIT	2,798
SALES KORNIT PARTS	(200)
SALES MACHINE PARTS MIMAKI	1,028
SALES SUPPLIES TAJIMA SALES HAUPPAUGE NY	214,035
SALES SUPPLIES TAJIMA SALES MORROW GA	173
SALES SUPPLIES KORNIT	56,029

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

SALES SUPPLIES MIMAKI	2,020
SALES ACCESSORIES TAJIMA SALES HAUPPAUGE NY	30,191
SALES ACCESSORIES TAJIMA SALES MORROW GA	395
SALES ACCESSORIES MHM	146,711
SALES ACCESSORIES SEIT	64,320
SALES ACCESSORIES KORNIT	1,980
SALES ACCESSORIES MIMAKI	8,225
SERVICE REVENUE LABOR CORPORATE	(90)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	218,910
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(270)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(225)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(168)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(90)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(1,125)
SERVICE REVENUE LABOR TAJIMA SERVICE/PHONE SUPPORT	(720)
SERVICE REVENUE LABOR MHM	(280)
SERVICE REVENUE	3,280
SERVICE REVENUE - LABOR	16,385
SERVICE REVENUE ZONE CORPORATE	(100)
SERVICE REVENUE ZONE TAJIMA SERVICE/PHONE SUPPORT	15,485
SERVICE REVENUE ZONE TAJIMA SERVICE/PHONE SUPPORT	(50)
SERVICE REVENUE ZONE TAJIMA SERVICE/PHONE SUPPORT	(40)
SERVICE REVENUE ZONE TAJIMA SERVICE/PHONE SUPPORT	(100)
SERVICE REVENUE ZONE TAJIMA SERVICE/PHONE SUPPORT	(200)
SERVICE REVENUE LODGING TAJIMA SERVICE/PHONE SUPPO	6,077
SERVICE REVENUE SERVICE CONTRACTS TAJIMA SERVICE/P	500
SERVICE REVENUE TECH SUPPORT TAJIMA SERVICE/PHONE	1,500
SERVICE REVENUE TECH SUPPORT TAJIMA SERVICE/PHONE	(63)
Service Revenue - Travel Charges	67,512
Service Revenue per diem charges	9,044
Service Revenue - Auto Rental charges	2,873
Service Revenue - Airfare Charges	4,564
Service revenue - Auto expense charges	2,692
Rental Income -Mimaki- -Corporate-Hauppauge, NY	12,000
FREIGHT REVENUE MACHINES CORPORATE	62,383
FREIGHT REVENUE MACHINES TAJIMA SALES HAUPPAUGE	159,634
FREIGHT REVENUE PARTS TAJIMA SALES HAUPPAUGE NY	533
TECH IN THE BOX EXPENSES TAJIMA SALES HAUPPAUGE	(1,306)
PARTS PURCHASES CORPORATE	(468)
FREIGHT IN-MACHINES CORPORATE	(7,254)
FREIGHT IN MACHINES TAJIMA SALES HAUPPAUGE NY	(11,826)
FREIGHT IN MACHINES MHM	(14,614)
FREIGHT IN MACHINES SEIT	(16,223)
FREIGHT IN MACHINES MIMAKI	(100)
FREIGHT IN SOFTWARE TAJIMA SALES HAUPPAUGE NY	(1,462)
FREIGHT IN - PARTS CORPORATE	(84)
FREIGHT IN PARTS TAJIMA SALES HAUPPAUGE NY	(7,060)
FREIGHT IN PARTS MHM	(8,697)
FREIGHT IN PARTS SEIT	(6,479)
FREIGHT IN PARTS KORNIT	(675)
FREIGHT IN PARTS MIMAKI	(220)
FREIGHT IN MISC CORPORATE	(397)
FREIGHT IN MISC TAJIMA SALES HAUPPAUGE NY	(139)
INVENTORY CHANGE MACHINES TAJIMA SALES HAUPPAUGE	(2,488,639)
INVENTORY CHANGE MACHINES TAJIMA SALES MORROW GA	(7,286)
INVENTORY CHANGE MACHINES MHM	(519,964)
INVENTORY CHANGE MACHINES SEIT	(305,476)
INVENTORY CHANGE MACHINES SEIT SALE	(565)
INVENTORY CHANGE MACHINES KORNIT	(294,577)
INVENTORY CHANGE MACHINES MIMAKI	(292,381)
INVENTORY CHANGE SOFTWARE TAJIMA SALES HAUPPAUGE	(310,630)
INVENTORY CHANGE SOFTWARE	(297)
INVENTORY CHANGE USED MACHINES TAJIMA SALES HAUPPA	(400,539)
INVENTORY CHANGE MACHINE PARTS CORPORATE	632
INVENTORY CHANGE MACHINE PARTS TAJIMA SALES HAUPPA	(229,453)
INVENTORY CHANGE MACHINE PARTS MHM	(16,156)
INVENTORY CHANGE MACHINE PARTS SEIT	(76,478)
INVENTORY CHANGE MACHINE PARTS KORNIT	(2,223)
INVENTORY CHANGE MACHINE PARTS MIMAKI	(516)
INVENTORY CHANGE SUPPLIES TAJIMA SALES HAUPPAUGE	(167,100)
INVENTORY CHANGE SUPPLIES TAJIMA SALES CINCINNATI	(19)
INVENTORY CHANGE SUPPLIES TAJIMA SALES ALEXANDRIA	(15)
INVENTORY CHANGE SUPPLIES TAJIMA SALES HORSHAM P	(83)
INVENTORY CHANGE SUPPLIES TAJIMA SALES MORROW GA	(185)
INVENTORY CHANGE SUPPLIES TAJIMA SALES ELKIN NC	(50)
INVENTORY CHANGE SUPPLIES KORNIT	(60,210)
INVENTORY CHANGE SUPPLIES MIMAKI	(1,785)
INVENTORY CHANGE ACCESSORIES TAJIMA SALES HAUPPAUG	(100,458)
INVENTORY CHANGE ACCESSORIES TAJIMA SALES MORROW	(394)
INVENTORY CHANGE ACCESSORIES MHM	(81,725)
INVENTORY CHANGE ACCESSORIES SEIT	(33,735)
INVENTORY CHANGE ACCESSORIES MIMAKI	(3,924)
INVENTORY CHANGE ACCESSORIES MIMAKI SALE	(25)
FREIGHT OUT COSTS MACHINES CORPORATE	(48,382)
FREIGHT OUT COSTS MACHINES TAJIMA SALES HAUPPAUGE	(3,770)
FREIGHT OUT COSTS MACHINES TAJIMA SALES SOLON O	(215)
FREIGHT OUT COSTS MACHINES TAJIMA SALES CINCINNAT	(375)
FREIGHT OUT COSTS MACHINES TAJIMA SALES BENSENVIL	(405)
FREIGHT OUT COSTS MACHINES TAJIMA SALES FORT WORT	(2,003)
FREIGHT OUT COSTS MACHINES TAJIMA SALES DENVER	(87)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

FREIGHT OUT COSTS MACHINES TAJIMA SALES ALEXANDRI	(84)
FREIGHT OUT COSTS MACHINES TAJIMA SALES HORSHAM	(298)
FREIGHT OUT COSTS MACHINES TAJIMA SALES ORLANDO	(112)
FREIGHT OUT COSTS MACHINES TAJIMA SALES FORT LAUD	(300)
FREIGHT OUT COSTS MACHINES TAJIMA SALES BIRMINGHA	(1,563)
FREIGHT OUT COSTS MACHINES TAJIMA SALES SACRAMENT	(360)
FREIGHT OUT COSTS MACHINES TAJIMA SALES SANTA ANA	(881)
FREIGHT OUT COSTS MACHINES TAJIMA SALES PHOENIX	(321)
FREIGHT OUT COSTS MACHINES TAJIMA SALES SEATTLE	(594)
FREIGHT OUT COSTS MACHINES TAJIMA SALES ELKIN N	(969)
FREIGHT OUT COSTS MACHINES MHM	(15,702)
FREIGHT OUT COSTS MACHINES SEIT	(2,499)
FREIGHT OUT COSTS MACHINES KORNIT	(7,556)
FREIGHT OUT COSTS PARTS CORPORATE	(609)
FREIGHT OUT COSTS PARTS TAJIMA SALES HAUPPAUGE	(50,886)
FREIGHT OUT COSTS PARTS TAJIMA SALES SOLON OH	(532)
FREIGHT OUT COSTS PARTS TAJIMA SALES FORT WORTH	(206)
FREIGHT OUT COSTS PARTS TAJIMA SALES DENVER CO	(293)
FREIGHT OUT COSTS PARTS TAJIMA SALES PHOENIX AZ	(119)
FREIGHT OUT COSTS PARTS TAJIMA SALES ELKIN NC	(17)
FREIGHT OUT COSTS PARTS TAJIMA SALES RICHMOND VA	(38)
FREIGHT OUT COSTS PARTS MHM	(2,254)
FREIGHT OUT COSTS PARTS SENT	(1,667)
FREIGHT OUT COSTS PARTS KORNIT	(3,261)
CURRENCY GAIN / LOSS -YEN CORPORATE	(166,192)
CURRENCY GAIN / LOSS -YEN TAJIMA	283,406
CURRENCY GAIN/LOSS - EURO CORPORATE	5,179
CURRENCY GAIN/LOSS - EURO SEIT	(4,448)
OFFICERS SALARIES CORPORATE	(153,028)
SALARIES CORPORATE	43,734
SALARIES TAJIMA ACCOUNTING HAUPPAUGE NY	(228,730)
SALARIES TAJIMA ADMIN HAUPPAUGE NY	(12,088)
SALARIES TAJIMA H R HAUPPAUGE NY	(20,105)
SALARIES TAJIMA I T HAUPPAUGE NY	(82,216)
SALARIES TAJIMA SALES HAUPPAUGE NY	(11,980)
SALARIES TAJIMA SALES SOLON OH	(147,596)
SALARIES TAJIMA SALES CINCINNATI OH	(49,175)
SALARIES TAJIMA SALES BENSENVILLE IL	(17,304)
SALARIES TAJIMA SALES FORT WORTH TX	(20,636)
SALARIES TAJIMA SALES ALEXANDRIA VA	(11,980)
SALARIES TAJIMA SALES HORSHAM PA	(35,193)
SALARIES TAJIMA SALES MORROW GA	(77,954)
SALARIES TAJIMA SALES SACRAMENTO CA	(11,980)
SALARIES TAJIMA SALES SANTA ANA CA	(41,922)
SALARIES TAJIMA SALES PHOENIX AZ	(22,724)
SALARIES TAJIMA SALES SEATTLE WA	(8,658)
SALARIES TAJIMA TRAFFICKING HAUPPAUGE NY	(21,910)
SALARIES TAJIMA INVENTORY CONTROL HAUPPAUGE NY	(12,217)
SALARIES TAJIMA SHIPPING/RECEIVING HAUPPAUGE NY	(41,750)
SALARIES TAJIMA SERVICE/PHONE SUPPORT HAUPPAUGE	(119,135)
SALARIES TAJIMA SERVICE/PHONE SUPPORT SOLON OH	(35,201)
SALARIES TAJIMA SERVICE/PHONE SUPPORT KANSAS CITY	(23,230)
SALARIES TAJIMA SERVICE/PHONE SUPPORT CINCINNATI	(19,894)
SALARIES TAJIMA SERVICE/PHONE SUPPORT BENSENVILLE	(18,895)
SALARIES TAJIMA SERVICE/PHONE SUPPORT FORT WORTH	(39,304)
SALARIES TAJIMA SERVICE/PHONE SUPPORT WOBURN MA	(16,770)
SALARIES TAJIMA SERVICE/PHONE SUPPORT ALEXANDRIA	(16,349)
SALARIES TAJIMA SERVICE/PHONE SUPPORT MORROW GA	(40,133)
SALARIES TAJIMA SERVICE/PHONE SUPPORT FORT LAUDERD	(19,564)
SALARIES TAJIMA SERVICE/PHONE SUPPORT SACRAMENTO	(37,522)
SALARIES TAJIMA SERVICE/PHONE SUPPORT SANTA ANA	(31,096)
SALARIES TAJIMA SERVICE/PHONE SUPPORT PHOENIX AZ	(43,443)
SALARIES TAJIMA SOFTWARE SALES HAUPPAUGE NY	(65,606)
SALARIES TAJIMA PARTS & SUPPLIES HAUPPAUGE NY	(52,062)
SALARIES TAJIMA TRAINING SOLON OH	(18,413)
SALARIES TAJIMA TRAINING FORT WORTH TX	(13,220)
SALARIES TAJIMA TRAINING HORSHAM PA	(12,199)
SALARIES TAJIMA TRAINING MORROW GA	(13,009)
SALARIES TAJIMA TRAINING SANTA ANA CA	(23,352)
SALARIES TAJIMA MARKETING HAUPPAUGE NY	(32,218)
SALARIES MHM	(91,086)
SALARIES SEIT	(18,825)
SALARIES KORNIT	(54,036)
COMMISSIONS CORPORATE	38,780
COMMISSIONS TAJIMA SALES HAUPPAUGE NY	(4,537)
COMMISSIONS TAJIMA SALES SOLON OH	(17,483)
COMMISSIONS TAJIMA SALES CINCINNATI OH	(26,557)
COMMISSIONS TAJIMA SALES BENSENVILLE IL	(10,072)
COMMISSIONS TAJIMA SALES FORT WORTH TX	(24,542)
COMMISSIONS TAJIMA SALES WOBURN MA	(592)
COMMISSIONS TAJIMA SALES ALEXANDRIA VA	(4,265)
COMMISSIONS TAJIMA SALES HORSHAM PA	(27,185)
COMMISSIONS TAJIMA SALES MORROW GA	(51,099)
COMMISSIONS TAJIMA SALES SACRAMENTO CA	(2,947)
COMMISSIONS TAJIMA SALES SANTA ANA CA	(15,844)
COMMISSIONS TAJIMA SALES PHOENIX AZ	(6,541)
COMMISSIONS TAJIMA SALES SEATTLE WA	(2,124)
COMMISSIONS MHM	(23,071)
COMMISSIONS SEIT	(16,714)
COMMISSIONS KORNIT	(5,567)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

PAYROLL TAXES CORPORATE	(5,401)
PAYROLL TAXES TAJIMA ACCOUNTING HAUPPAUGE NY	(16,596)
PAYROLL TAXES TAJIMA ADMIN HAUPPAUGE NY	(23,754)
PAYROLL TAXES TAJIMA H R HAUPPAUGE NY	(1,422)
PAYROLL TAXES TAJIMA I T HAUPPAUGE NY	(3,702)
PAYROLL TAXES TAJIMA SALES HAUPPAUGE NY	(1,301)
PAYROLL TAXES TAJIMA SALES SOLON OH	(12,028)
PAYROLL TAXES TAJIMA SALES CINCINNATI OH	(5,592)
PAYROLL TAXES TAJIMA SALES BENSENVILLE IL	(2,304)
PAYROLL TAXES TAJIMA SALES FORT WORTH TX	(3,631)
PAYROLL TAXES TAJIMA SALES ALEXANDRIA VA	(1,201)
PAYROLL TAXES TAJIMA SALES HORSHAM PA	(4,785)
PAYROLL TAXES TAJIMA SALES MORROW GA	(9,950)
PAYROLL TAXES TAJIMA SALES SACRAMENTO CA	(1,279)
PAYROLL TAXES TAJIMA SALES SANTA ANA CA	(4,988)
PAYROLL TAXES TAJIMA SALES PHOENIX AZ	(1,960)
PAYROLL TAXES TAJIMA SALES SEATTLE WA	(859)
PAYROLL TAXES TAJIMA TRAFFICKING HAUPPAUGE NY	(1,674)
PAYROLL TAXES TAJIMA INVENTORY CONTROL HAUPPAUGE	(932)
PAYROLL TAXES TAJIMA SHIPPING/RECEIVING HAUPPAUGE	(2,438)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT HAUPPAU	(9,040)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT SOLON	(2,698)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT KANSAS	(1,676)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT CINCINN	(1,479)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT BENSENV	(1,347)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT FORT WO	(2,963)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT WOBURN	(1,283)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT ALEXAND	(1,251)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT MORROW	(2,820)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT FORT LA	(1,358)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT SACRAME	(2,803)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT SANTA A	(2,335)
PAYROLL TAXES TAJIMA SERVICE/PHONE SUPPORT PHOENIX	(3,261)
PAYROLL TAXES TAJIMA SOFTWARE SALES HAUPPAUGE NY	(4,883)
PAYROLL TAXES TAJIMA PARTS & SUPPLIES HAUPPAUGE	(3,873)
PAYROLL TAXES TAJIMA TRAINING SOLON OH	(1,191)
PAYROLL TAXES TAJIMA TRAINING FORT WORTH TX	(933)
PAYROLL TAXES TAJIMA TRAINING HORSHAM PA	(933)
PAYROLL TAXES TAJIMA TRAINING MORROW GA	(940)
PAYROLL TAXES TAJIMA TRAINING SANTA ANA CA	(1,681)
PAYROLL TAXES TAJIMA MARKETING HAUPPAUGE NY	(2,432)
PAYROLL TAXES MHM	(8,285)
PAYROLL TAXES SEIT	(2,737)
PAYROLL TAXES KORNIT	(5,132)
HOSPITALIZATION CORPORATE	(237,909)
MEDICAL REIMBURSEMENT CORPORATE	355
MEDICAL REIMBURSEMENT TAJIMA ACCOUNTING HAUPPAUGE	5,274
MEDICAL REIMBURSEMENT TAJIMA H R HAUPPAUGE NY	1,305
MEDICAL REIMBURSEMENT TAJIMA I T HAUPPAUGE NY	1,803
MEDICAL REIMBURSEMENT TAJIMA SALES HAUPPAUGE NY	8,363
MEDICAL REIMBURSEMENT TAJIMA SALES SOLON OH	5,823
MEDICAL REIMBURSEMENT TAJIMA SALES CINCINNATI OH	2,619
MEDICAL REIMBURSEMENT TAJIMA SALES BENSENVILLE I	855
MEDICAL REIMBURSEMENT TAJIMA SALES FORT WORTH TX	1,305
MEDICAL REIMBURSEMENT TAJIMA SALES ALEXANDRIA VA	1,305
MEDICAL REIMBURSEMENT TAJIMA SALES HORSHAM PA	4,979
MEDICAL REIMBURSEMENT TAJIMA SALES MORROW GA	5,436
MEDICAL REIMBURSEMENT TAJIMA SALES SANTA ANA CA	594
MEDICAL REIMBURSEMENT TAJIMA SALES PHOENIX AZ	1,899
MEDICAL REIMBURSEMENT TAJIMA SALES SEATTLE WA	1,305
MEDICAL REIMBURSEMENT TAJIMA SHIPPING/RECEIVING HA	855
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	5,331
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	1,398
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	1,305
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	594
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	1,305
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	2,605
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	2,805
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	1,800
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	1,083
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	594
MEDICAL REIMBURSEMENT TAJIMA SERVICE/PHONE SUPPORT	2,619
MEDICAL REIMBURSEMENT TAJIMA SOFTWARE SALES HAUPPA	3,105
MEDICAL REIMBURSEMENT TAJIMA PARTS & SUPPLIES HAUP	758
MEDICAL REIMBURSEMENT TAJIMA TRAINING HAUPPAUGE	1,800
MEDICAL REIMBURSEMENT TAJIMA TRAINING FORT WORTH	1,005
MEDICAL REIMBURSEMENT TAJIMA TRAINING MORROW GA	725
MEDICAL REIMBURSEMENT TAJIMA TRAINING SANTA ANA	1,389
MEDICAL REIMBURSEMENT TAJIMA MARKETING HAUPPAUGE	1,305
Medical Reimbursem -Kornit-Corporate-Hauppauge, NY	457
SOFTWARE SUPPORT EXPENSE TAJIMA	(57,000)
EMPLOYMENT COSTS CORPORATE	7,600
EMPLOYMENT COSTS TAJIMA H R HAUPPAUGE NY	(2,383)
EMPLOYEE RELATIONS CORPORATE	(588)
EMPLOYEE RELATIONS-MEALS CORPORATE	(406)
INSURANCE CORPORATE	(148,169)
INSURANCE TAJIMA	(4,991)
OFFICERS DISABILITY/LIFE INSURANCE CORPORATE	(4,738)
LIGHT HEAT POWER TAJIMA HAUPPAUGE NY	(15,416)
LIGHT HEAT POWER TAJIMA SOLON OH	(9,893)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

LIGHT HEAT POWER TAJIMA CINCINNATI OH	(772)
LIGHT HEAT POWER TAJIMA BENSENVILLE IL	(1,569)
LIGHT HEAT POWER TAJIMA FORT WORTH TX	(2,144)
LIGHT HEAT POWER TAJIMA DENVER CO	(1,105)
LIGHT HEAT POWER TAJIMA WOBURN MA	(229)
LIGHT HEAT POWER TAJIMA HORSHAM PA	(2,044)
LIGHT HEAT POWER TAJIMA ORLANDO FL	(49)
LIGHT HEAT POWER TAJIMA MORROW GA	(1,671)
LIGHT HEAT POWER TAJIMA FORT LAUDERDALE	(261)
LIGHT HEAT POWER TAJIMA SANTA ANA CA	(1,790)
LIGHT HEAT POWER TAJIMA PHOENIX AZ	(1,453)
RENT CORPORATE	(40,884)
RENT TAJIMA HAUPPAUGE NY	(58,788)
RENT TAJIMA SOLON OH	(14,000)
RENT TAJIMA CINCINNATI OH	(2,381)
RENT TAJIMA BENSENVILLE IL	(8,241)
RENT TAJIMA FORT WORTH TX	(10,200)
RENT TAJIMA DENVER CO	(3,018)
RENT TAJIMA ALEXANDRIA VA	(2,926)
RENT TAJIMA HORSHAM PA	(9,000)
RENT TAJIMA ORLANDO FL	(1,613)
RENT TAJIMA MORROW GA	(10,388)
RENT TAJIMA FORT LAUDERDALE	(3,044)
RENT TAJIMA BIRMINGHAM AL	(2,366)
RENT TAJIMA SACRAMENTO CA	(2,600)
RENT TAJIMA SANTA ANA CA	(10,732)
RENT TAJIMA PHOENIX AZ	(6,800)
RENT TAJIMA SEATTLE WA	(5,367)
RENT TAJIMA ELKIN NC	(3,500)
EQUIPMENT RENTAL CORPORATE	(3,940)
EQUIPMENT RENTAL TAJIMA HAUPPAUGE NY	(26,886)
EQUIPMENT RENTAL TAJIMA SOLON OH	(1,175)
EQUIPMENT RENTAL TAJIMA BLOOMINGTON MN	(244)
EQUIPMENT RENTAL TAJIMA CINCINNATI OH	(534)
EQUIPMENT RENTAL TAJIMA FORT WORTH TX	(828)
EQUIPMENT RENTAL TAJIMA HORSHAM PA	(958)
EQUIPMENT RENTAL TAJIMA MORROW GA	(713)
EQUIPMENT RENTAL TAJIMA SANTA ANA CA	(713)
EQUIPMENT RENTAL TAJIMA PHOENIX AZ	(369)
MACHINE WAREHOUSING TAJIMA HAUPPAUGE NY	(17,470)
MACHINE WAREHOUSING -Tajima-Corporate-Elkin, NC	(7,875)
MACHINE WAREHOUSING MHM	(644)
MACHINE WAREHOUSING -MHM-Corporate-Elkin, NC	(3,938)
TELEPHONE CORPORATE	(26,236)
TELEPHONE TAJIMA ACCOUNTING HAUPPAUGE NY	(2,002)
TELEPHONE TAJIMA ADMIN HAUPPAUGE NY	(5,156)
TELEPHONE TAJIMA H R HAUPPAUGE NY	(383)
TELEPHONE TAJIMA I T HAUPPAUGE NY	(14,469)
TELEPHONE TAJIMA SALES HAUPPAUGE NY	(4,489)
TELEPHONE TAJIMA SALES SOLON OH	(6,497)
TELEPHONE TAJIMA SALES BLOOMINGTON MN	(562)
TELEPHONE TAJIMA SALES KANSAS CITY MO	(137)
TELEPHONE TAJIMA SALES CINCINNATI OH	(2,767)
TELEPHONE TAJIMA SALES BENSENVILLE IL	(4,012)
TELEPHONE TAJIMA SALES FORT WORTH TX	(4,065)
TELEPHONE TAJIMA SALES DENVER CO	(330)
TELEPHONE TAJIMA SALES WOBURN MA	(745)
TELEPHONE TAJIMA SALES ALEXANDRIA VA	(796)
TELEPHONE TAJIMA SALES HORSHAM PA	(4,810)
TELEPHONE TAJIMA SALES ORLANDO FL	186
TELEPHONE TAJIMA SALES MORROW GA	(5,011)
TELEPHONE TAJIMA SALES FORT LAUDERDALE	(463)
TELEPHONE TAJIMA SALES BIRMINGHAM AL	(1,934)
TELEPHONE TAJIMA SALES SACRAMENTO CA	(1,730)
TELEPHONE TAJIMA SALES SANTA ANA CA	(3,701)
TELEPHONE TAJIMA SALES PHOENIX AZ	(3,033)
TELEPHONE TAJIMA SALES SEATTLE WA	(1,226)
TELEPHONE TAJIMA SALES ELKIN NC	(2,041)
TELEPHONE TAJIMA SALES RICHMOND VA	(515)
TELEPHONE TAJIMA SHIPPING/RECEIVING HAUPPAUGE NY	216
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT HAUPPAUGE	(4,864)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT SOLON OH	(1,652)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT KANSAS CITY	(813)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT CINCINNATI	(1,945)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT BENSENVILLE	(903)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT FORT WORTH	(652)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT WOBURN MA	(1,143)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT ALEXANDRIA	(554)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT HORSHAM P	(83)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT MORROW GA	(830)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT FORT LAUDER	(741)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT SACRAMENTO	(742)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT SANTA ANA	(2,053)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT PHOENIX A	(1,379)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT SEATTLE W	(153)
TELEPHONE TAJIMA SERVICE/PHONE SUPPORT ELKIN NC	(446)
TELEPHONE TAJIMA TRAINING SOLON OH	(147)
TELEPHONE TAJIMA TRAINING FORT WORTH TX	(484)
TELEPHONE TAJIMA TRAINING MORROW GA	(484)
TELEPHONE TAJIMA TRADE SHOWS HAUPPAUGE NY	(752)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

TELEPHONE MHM	(3,117)
TELEPHONE - SEIT	(457)
TELEPHONE - KORNIT	(490)
REPAIR AND MAINTENANCE - HAUPPAUGE OFFICE CORPORAT	(1,017)
REPAIR AND MAINTENANCE - HAUPPAUGE OFFICE TAJIMA H	(647)
CLEANING TAJIMA HAUPPAUGE NY	(2,213)
CLEANING TAJIMA SOLON OH	(1,681)
CLEANING TAJIMA CINCINNATI OH	(90)
CLEANING TAJIMA BENSENVILLE IL	(163)
CLEANING TAJIMA FORT WORTH TX	(364)
CLEANING TAJIMA HORSHAM PA	(346)
CLEANING TAJIMA MORROW GA	(750)
CLEANING TAJIMA SACRAMENTO CA	(846)
CLEANING TAJIMA PHOENIX AZ	(249)
WAREHOUSE EXPENSE CORPORATE	(693)
REPAIRS AND MAINTENANCE BRANCH OFFICES TAJIMA SOL	(2,981)
REPAIRS AND MAINTENANCE BRANCH OFFICES TAJIMA HOR	(147)
REPAIRS AND MAINTENANCE BRANCH OFFICES TAJIMA MOR	(300)
REPAIRS AND MAINTENANCE BRANCH OFFICES TAJIMA BIR	(479)
REPAIRS AND MAINTENANCE BRANCH OFFICES TAJIMA ELK	(179)
Security & Protection -Tajima-Sales-Santa Ana, CA	(295)
Security & Protection -Tajima-Sales-Phoenix, AZ	(909)
POSTAGE OFFICE AND STATIONERY POSTAGE CORPORATE	(13,006)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA ACCO	(616)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA H R	(110)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA I T	(4)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(6,297)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(3,854)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(7)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(765)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(559)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(1,385)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(20)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(300)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(1,031)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(5,313)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(36)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(20)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(2,532)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(1,799)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(44)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SALE	(203)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(5)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(261)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(53)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(258)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(14)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(227)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(125)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(59)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(59)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(446)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(159)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(234)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(87)
POSTAGE OFFICE AND STATIONERY POSTAGE TAJIMA SERV	(74)
POSTAGE OFFICE AND STATIONERY POSTAGE MHM	(142)
POSTAGE OFFICE AND STATIONERY POSTAGE KORNIT	(258)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(318)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(87)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(400)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(18)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(91)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(334)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(95)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(5)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(330)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(846)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(173)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(1,385)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(424)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(570)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(129)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(557)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(5)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(35)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(212)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(48)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(168)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(65)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(49)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(48)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(291)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(82)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(31)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(96)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(215)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE TAJI	(1,715)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE MHM	(341)
POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE SEIT	(1,018)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

POSTAGE OFFICE AND STATIONERY OFFICE EXPENSE KORN	(1,857)
POSTAGE OFFICE AND STATIONERY OFFICE SUPPLY EXPEN	(136)
COMPUTER EXPENSE CORPORATE	(17,454)
Computer Expense -Tajima-Corporate-Overhead	(2,395)
COMPUTER EXPENSE TAJIMA I T HAUPPAUGE NY	(7,022)
PROFESSIONAL FEES CONSULTING CORPORATE	(189,295)
PROFESSIONAL FEES CONSULTING TAJIMA	(12,339)
PROFESSIONAL FEES SEC / NASDAQ EXPENSE CORPORATE	(15,596)
PROFESSIONAL FEES ACCOUNTING FEES CORPORATE	(35,000)
PROFESSIONAL FEES LEGAL FEES CORPORATE	(60,109)
ADVERTISING ADVERTISING CORPORATE	(804)
ADVERTISING ADVERTISING TAJIMA	(16,058)
ADVERTISING ADVERTISING MHM	(200)
ADVERTISING ADVERTISING SEIT	(170)
ADVERTISING ADVERTISING KORNIT	(4,193)
ADVERTISING ADVERTISING MIMAKI	(170)
ADVERTISING WEBSITE TAJIMA	(520)
ADVERTISING LITERATURE CORPORATE	(1,250)
Advertising Literature -Mimaki- -	(1,170)
ADVERTISING MISCELLANEOUS CORPORATE	(1,200)
TRAVEL & ENTERTAINMENT T&E-GENERAL CORPORATE	(45)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA ADMIN HAUPPA	(258)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES HAUPPA	(1,161)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES SOLON	(3,708)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES CINCIN	(128)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES BENSEN	(11)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES FORT W	(32)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES WOBURN	(41)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES HORSHA	(725)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES MORROW	(165)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES BIRMIN	(4)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES SACRAM	(2)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES SANTA	(18)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SALES PHOENI	(218)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(279)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(3,425)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(556)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(118)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(1,703)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(208)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(228)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(30)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(225)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA SERVICE/PHON	(410)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA TRAINING FOR	(30)
TRAVEL & ENTERTAINMENT GENERAL TAJIMA TRADE SHOWS	(1,366)
TRAVEL & ENTERTAINMENT GENERAL MHM	(540)
TRAVEL & ENTERTAINMENT GENERAL SEIT	(200)
TRAVEL & ENTERTAINMENT GENERAL KORNIT	(155)
TRAVEL & ENTERTAINMENT GENERAL MIMAKI	(20)
TRAVEL & ENTERTAINMENT TRADE SHOW EXPENSE TAJIMA S	(120)
TRAVEL & ENTERTAINMENT TRADE SHOW EXPENSE TAJIMA S	(450)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS CORPORATE	(97)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA AD	(4,109)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(353)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(2,968)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(333)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(1,429)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(1,113)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(2,476)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(309)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(550)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(5,035)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(1,245)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(876)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(550)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(1,128)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(2,106)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(761)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SA	(497)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA IN	(630)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SH	(800)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(2,483)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(1,840)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(1,270)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(1,510)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(315)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(2,186)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(2,190)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(880)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(1,245)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(515)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(645)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(2,513)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(2,226)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA SE	(811)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA PA	(450)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA TR	(91)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA TR	(45)
TRAVEL & ENTERTAINMENT T&E-GENERAL-MEALS TAJIMA TR	(2,692)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

TRAVEL & ENTERTAINMENT GENERAL-MEALS MHM	(4,457)
TRAVEL & ENTERTAINMENT GENERAL-MEALS SEIT	(1,553)
TRAVEL & ENTERTAINMENT GENERAL-MEALS KORNIT	(1,578)
TRAVEL & ENTERTAINMENT T&E - SERVICE - AIRFARE COR	1,015
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA AD	(6,878)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(9,656)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(273)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(1,631)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(174)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(1,812)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(1,291)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(320)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(856)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(1,357)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(224)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SA	(273)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(1,864)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(1,521)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(3,641)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(662)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(3,692)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(3,386)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(1,739)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(443)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(770)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(5,562)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(3,221)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA SE	(414)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA TR	(282)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE TAJIMA TR	(3,991)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE MHM	(6,692)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE SEIT	(2,242)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE KORNIT	(2,169)
TRAVEL & ENTERTAINMENT SERVICE - AIRFARE MIMAKI	(354)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA AD	(4,630)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(1,438)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(7,913)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(459)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(2,570)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(2,307)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(8,420)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(279)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(2,260)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(8,410)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(1,580)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(2,311)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(253)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(1,949)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(3,311)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(1,484)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SA	(661)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(6,206)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(5,654)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(3,279)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(2,462)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(505)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(4,599)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(5,863)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(2,660)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(2,961)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(1,004)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(1,174)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(5,323)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(3,644)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA SE	(2,030)
TRAVEL & ENTERTAINMENT SERVICE - LODGING TAJIMA TR	(4,500)
TRAVEL & ENTERTAINMENT SERVICE - LODGING MHM	(7,877)
TRAVEL & ENTERTAINMENT SERVICE - LODGING SEIT	(982)
TRAVEL & ENTERTAINMENT SERVICE - LODGING KORNIT	(1,313)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(382)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(1,273)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(807)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(801)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(467)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(481)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(2,194)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(280)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(679)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(1,729)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(102)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(805)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(1,226)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(565)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(488)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(849)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(3,835)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(1,388)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(142)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS TAJI	(120)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS MHM	(1,029)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS SEIT	(229)
TRAVEL & ENTERTAINMENT SERVICE - AUTO RENTALS KORN	(584)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA A	(5,000)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA A	(10,485)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,990)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(7,201)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(1,116)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(5,830)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(6,819)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(6,857)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,849)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,282)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(9,326)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(9,362)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(1,623)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(3,621)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(6,968)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,789)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,894)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(2,143)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(8,211)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(9,030)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(4,082)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(5,603)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(4,449)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(5,671)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(4,395)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(3,445)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(4,583)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(5,671)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(3,690)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(9,860)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(7,041)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(7,128)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA S	(3,600)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA T	(39)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA T	(95)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA T	(1,039)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL TAJIMA M	(1,600)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL MHM	(12,095)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL SEIT	(2,561)
AUTO EXPENSE-GENERAL AUTO EXPENSE-GENERAL KORNIT	(3,874)
TRADE SHOW TRADE SHOW CORPORATE	29,091
TRADE SHOW TRADE SHOW TAJIMA	(40,035)
TRADE SHOW TRADE SHOW MHM	(13,885)
TRADE SHOW KORNIT	7,795
TRADE SHOW MIMAKI	(2,600)
TRADE SHOW BOOTH FEES CORPORATE	(97,522)
TRADE SHOW BOOTH FEES MIMAKI	(150)
TRADE SHOW DEMO / SAMPLE SUPPLIES CORPORATE	(592)
TRADE SHOW DEMO / SAMPLE SUPPLIES TAJIMA	(1,727)
TRADE SHOW DEMO / SAMPLE SUPPLIES MHM	(125)
TRADE SHOW DEMO / SAMPLE SUPPLIES MIMAKI	(1,832)
TRADE SHOW FREIGHT-TRADE SHOW TAJIMA	(15,512)
TRADE SHOW FREIGHT-TRADE SHOW MHM	(4,373)
TRADE SHOW FREIGHT SEIT	(11,229)
TRADE SHOW FREIGHT-TRADE SHOW KORNIT	(1,437)
TRADE SHOW FREIGHT-TRADE SHOW MIMAKI	(773)
SEMINARS SEMINAR EXPENSE TAJIMA	(4,237)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE CORPORAT	(66)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE TAJIMA S	(319)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE TAJIMA S	(336)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE TAJIMA S	(676)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE TAJIMA S	(156)
SAMPLES/SHOWROOM SUPPLIES AND MAINTENANCE SEIT	(3,300)
EDUCATION & TRAINING CORPORATE	(626)
EDUCATION & TRAINING TAJIMA H R HAUPPAUGE NY	(1,794)
TECHNICIAN TRAINING & SEMINARS TAJIMA SERVICE/PHON	(843)
DUES & SUBSCRIPTIONS CORPORATE	(16,856)
DUES & SUBSCRIPTIONS TAJIMA	(160)
MANUFACTURING/SERVICE EXPENSE FACTORY TOOL EXPENSE	(3,118)
MANUFACTURING/SERVICE EXPENSE FACTORY TOOL EXPENSE	(518)
MANUFACT/SVC FAC TOOL-SEIT-Corporate-Hauppauge, NY	(1,543)
MANUFACTURING/SERVICE EXPENSE UNIFORM EXPENSE TAJI	(515)
MANUFACTURING/SERVICE EXPENSE UNIFORM EXPENSE TAJI	(2,230)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(44)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(174)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(26)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(382)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(70)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(39)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(8)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(4)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(14)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(251)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(224)
MANUFACTURING/SERVICE EXPENSE TECHNICIAN SUPPLIES	(4)
MANUFACTURING/SERVICE EXPENSE O/S TECHNICIAN SERVI	(945)
MANUFACTURING/SERVICE EXPENSE O/S TECHNICIAN SERVI	(200)
MANUFACTURING/SERVICE EXPENSE O/S TECHNICIAN SERVI	(1,157)

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Detail Balance Sheet as of 4/30/09

MANUFACTURING/SERVICE EXPENSE O/S TECHNICIAN SERVI	(1,540)
MANUFACTURING/SERVICE EXPENSE O/S TECHNICIAN SERVI	(6,720)
O/S Tech Expense -Mimaki-Corporate-Hauppauge, NY	(4,691)
WARRANTY EXPENSE WARRANTY EXPENSE MACHINES TAJIMA	106,950
WARRANTY EXPENSE WARRANTY EXPENSE MACHINES SEIT	(451)
INTERNAL CONSUMPTION INTERNAL CONSUMPTION - MACHIN	(798)
CUSTOMER TRAINING COSTS CORPORATE	(5,670)
CUSTOMER TRAINING COSTS TAJIMA SALES BENSENVILLE	(151)
FREIGHT OUT INTER-OFFICE FREIGHT FOR DEMO UNITS CO	0
LICENSE FEES LICENSE FEES CORPORATE	(3,897)
LICENSE FEES U.C.C. FILINGS CORPORATE	(3,610)
REAL ESTATE TAXES TAJIMA HAUPPAUGE NY	(13,754)
REAL ESTATE TAXES TAJIMA SOLON OH	(1,385)
REAL ESTATE TAXES TAJIMA FORT LAUDERDALE	(198)
REAL ESTATE TAXES TAJIMA PHOENIX AZ	(602)
DEPRECIATION EXPENSE CORPORATE	(122,687)
BANK CHARGES CREDIT CARD FEES CORPORATE	(51,432)
BANK CHARGES CREDIT CARD FEES TAJIMA	(1,163)
BANK CHARGES LETTER OF CREDIT FEES CORPORATE	(3,092)
BANK CHARGES LETTER OF CREDIT FEES TAJIMA	(12,634)
BANK CHARGES ADP PAYROLL FEES CORPORATE	(7,665)
BANK CHARGES BANK CHARGES CORPORATE	(3,879)
BANK CHARGES BANK CHARGES TAJIMA	(399)
BANK CHARGES - SEIT-Corporate-Hauppauge, NY	(91)
BANK CHARGES CREDIT LINE CHARGES/FEES CORPORATE	(200)
BANK CHARGES ADP-FSA FEES CORPORATE	(937)
MISCELLANEOUS CORPORATE	(30,307)
OTHER INCOME CORPORATE	3,715
INTEREST INCOME CORPORATE	20,825
CORPORATE INCOME TAX EXPENSE AL CORPORATE	(700)
CORPORATE INCOME TAX EXPENSE AZ CORPORATE	(100)
CORPORATE INCOME TAX EXPENSE CA CORPORATE	(800)
CORPORATE INCOME TAX EXPENSE MA CORPORATE	(200)
CORPORATE INCOME TAX EXPENSE MI CORPORATE	(8,100)
CORPORATE INCOME TAX EXPENSE MN CORPORATE	(200)
CORPORATE INCOME TAX EXPENSE NJ CORPORATE	(1,200)
CORPORATE INCOME TAX EXPENSE NC CORPORATE	(900)
CORPORATE INCOME TAX EXPENSE OH CORPORATE	(600)
CORPORATE INCOME TAX EXPENSE PA CORPORATE	(200)
CORPORATE INCOME TAX EXPENSE WI CORPORATE	22,806
Management Fee -Corporate-Corporate-Overhead	30,795
SALES MACHINES TAJIMA SALES HAUPPAUGE NY	3,244,629

Total Current Year (Profit)/Loss	(2,032,196)

Dividends
Retained Earnings	(28,178,354)

Treasury Stock:
TREASURY STOCK	(1,996,604)

Total Treasury Stock	(1,996,604)

Total Stockholder’s Equity	13,366,839

Total Liabilities & Stockholders’ Equity	18,374,140

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch Consolidating Balance Sheet

As of 3/31/09

Assets:
Cash	2,578,580
Accounts Receivable	4,238,045
Inventory	6,750,406
Other Current Assets	561,639
Total Current Assets	14,128,670

Property Plant and Equipment	1,643,231
Due From Graphic Arts Acquisiton	0
Intangible Assets	375,806
Other Assets	68,067
Total Assets	16,215,774

Liabilities & Shareholders Equity:
Accounts Payable & Accrued Expenses	5,061,154
Due to Graphic Arts Acquisition	0
Income Taxes Payable	35,232
Deferred Tax liability	235,000
Customer Deposits	511,754
Total Current Liabilities	5,843,140

Other Long Term Liabilities	21,055

Total Liabilities	5,864,195

Minority Interest	0
Class A Common Stock	102,160
Class B Common Stock	4,249
Additional Paid in Capital	43,425,242

Retained Earnings Beg of year	(28,443,593)
Current Year Income (Loss)	(2,739,875)
Retained Earnings End of year	(31,183,468)

Treasury Stock	(1,996,604)

Total Shareholders Equity	10,351,579

Total Liabilities & Shareholders Equity	16,215,774

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Hirsch International Corp.

Consolidated Income Statement

For the 3 months ended 3/31/09

Actual 1st Quarter
Net Sales
Tajima New Machines	2,486,030
SEIT Laser Machines	531,950
Tajima Used Machines	271,110
Software	477,505
Part Sales	465,223
Service Revenue	274,462
Freight Revenue	164,558
Digital	1,578,160
MHM Revenue	505,607
Total	6,754,605

Gross Margin
Tajima New Machines	525,574
SEIT Laser Machines	199,779
Tajima Used Machines	52,495
Software	230,357
Part Sales	87,925
Service	274,462
Freight	83,609
Currency gain /(loss)	172,776
Digital	45,976
MHM	(34,229)
Total	1,638,724
24.3%

Salaries	1,824,162
Commissions	154,909
Payroll Taxes	139,462
Hospitalization	121,715
Contract Labor	0
Software Support	45,000
Employment Costs	15,985
Insurance	123,909
Utilities	36,314
Rent	227,793
Telephone	107,305
Repairs & Maintenance	10,606
Protection & Security	855
Postage, & Office Supplies	43,327
Computer	26,128
Professional Fees	305,158
Advertising	71,011
T&E	220,890
Auto Expense	150,443
Trade Shows	184,171
Seminars	6,662
Education & Training	2,689
Dues & Subs	13,828
Manufacturing/Service	(82,298)
Freight Out	6,403
License Fees	6,152
Real Estate Taxes	10,620
Depreciation & Amortization	173,239
Bad Debt	0
Bank Charges	85,827
Miscellaneous	333,425
Total S, G & A	4,365,690

Operating Income (loss)	(2,726,966)

Other (Income) Expense	(4,272)

Net income(loss) b/f taxes	(2,722,694)

Corporate Taxes	17,181

Net Income (loss)	(2,739,875)

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

Forecast 2009

CONSOLIDATED 2009 Forecast

				Total				Total				Total				Total	Total
	January	February	March	1st Qtr	April	May	June	2nd Qtr	July	August	September	3rd Qtr	October	November	December	4th Qtr	Year
Net Sales
Tajima New Machines	1,300,000	1,600,000	1,600,000	4,500,000	1,600,000	1,600,000	1,600,000	4,800,000	1,700,000	1,700,000	1,700,000	5,100,000	1,700,000	1,700,000	1,600,000	5,000,000	19,400,000
SEIT Laser Machines	190,000	190,000	190,000	570,000	0	190,000	190,000	380,000	190,000	190,000	190,000	570,000	190,000	200,000	190,000	580,000	2,100,000
Tajima Used Machines	0	50,000	50,000	100,000	50,000	50,000	50,000	150,000	75,000	50,000	50,000	175,000	50,000	50,000	50,000	150,000	575,000
Software	150,000	150,000	150,000	450,000	150,000	150,000	150,000	450,000	150,000	175,000	175,000	500,000	200,000	200,000	200,000	600,000	2,000,000
Part/Supplies/Acces/ Sales	100,000	200,000	250,000	550,000	250,000	250,000	250,000	750,000	250,000	250,000	300,000	800,000	300,000	250,000	250,000	800,000	2,900,000
Service Revenue	60,000	60,000	60,000	180,000	60,000	60,000	60,000	180,000	70,000	70,000	70,000	210,000	70,000	70,000	70,000	210,000	780,000
Freight Revenue	50,000	50,000	50,000	150,000	50,000	75,000	75,000	200,000	50,000	50,000	65,000	165,000	80,000	75,000	75,000	230,000	745,000
Digital	75,167	225,167	155,167	455,500	381,167	231,167	461,167	1,073,500	231,167	381,167	311,167	923,500	461,167	381,167	311,167	1,153,500	3,606,000
MHM Revenue	100,000	100,000	100,000	300,000	200,000	200,000	300,000	700,000	400,000	400,000	400,000	1,200,000	400,000	400,000	400,000	1,200,000	3,400,000
Total	2,025,167	2,625,167	2,605,167	7,255,500	2,741,167	2,806,167	3,136,167	8,683,500	3,116,167	3,266,167	3,261,167	9,643,500	3,451,167	3,326,167	3,146,167	9,923,500	35,506,000

Gross Profit %
Tajima New Machines	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%	27.00%
SEIT Laser Machines	30.00%	30.00%	30.00%	30.00%	#DIV/0!	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%
Tajima Used Machines	#DIV/0!	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
software	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%
Part/Supplies/Acces/ Sales	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%	26.00%
Service	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Freight	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%
Digital	24.00%	18.00%	19.36%	19.46%	20.46%	24.00%	19.51%	20.81%	24.00%	20.46%	21.69%	21.76%	19.51%	20.46%	21.69%	20.41%	20.76%
MHM	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	30.00%	33.03%	28.75%	30.00%	30.59%	30.21%

Gross Margin
Tajima New Machines	351,000	432,000	432,000	1,215,000	432,000	432,000	432,000	1,296,000	459,000	459,000	459,000	1,377,000	459,000	459,000	432,000	1,350,000	5,238,000
SEIT Laser Machines	57,000	57,000	57,000	171,000	0	57,000	57,000	114,000	57,000	57,000	57,000	171,000	57,000	60,000	57,000	174,000	630,000
Tajima Used Machines	0	5,000	5,000	10,000	5,000	5,000	5,000	15,000	7,500	5,000	5,000	17,500	5,000	5,000	5,000	15,000	57,500
Software	75,000	75,000	75,000	225,000	75,000	75,000	75,000	225,000	75,000	87,500	87,500	250,000	100,000	100,000	100,000	300,000	1,000,000
Part/Supplies/Acces/ Sales	26,000	52,000	65,000	143,000	65,000	65,000	65,000	195,000	65,000	65,000	78,000	208,000	78,000	65,000	65,000	208,000	754,000
Service	60,000	60,000	60,000	180,000	60,000	60,000	60,000	180,000	70,000	70,000	70,000	210,000	70,000	70,000	70,000	210,000	780,000
Freight	6,000	6,000	6,000	18,000	6,000	9,000	9,000	24,000	6,000	6,000	7,800	19,800	9,600	9,000	9,000	27,600	89,400
Digital	18,040	40,540	30,040	88,620	77,980	55,480	89,980	223,440	55,480	77,980	67,480	200,940	89,980	77,980	67,480	235,440	748,440
MHM	30,000	30,000	30,000	90,000	60,000	60,000	90,000	210,000	120,000	120,000	120,000	360,000	132,104	114,981	120,000	367,085	1,027,085
Total	623,040	757,540	760,040	2,140,620	780,980	818,480	882,980	2,482,440	914,980	947,480	951,780	2,814,240	1,000,684	960,961	925,480	2,887,125	10,324,425
	30.8%	28.9%	29.2%	29.5%	28.5%	29.2%	28.2%	28.6%	29.4%	29.0%	29.2%	29.2%	29.0%	28.9%	29.4%	29.1%	29.1%

Salaries	400,627	400,627	400,627	1,201,881	400,627	400,627	400,627	1,201,881	400,627	400,627	400,627	1,201,881	400,627	400,627	400,627	1,201,881	4,807,523
Commissions	59,879	77,129	76,879	213,888	79,329	82,029	90,279	251,638	90,329	94,079	94,279	278,688	99,229	95,879	90,829	285,938	1,030,150
Payroll Taxes	58,778	58,965	55,696	173,440	38,542	38,720	39,463	116,725	33,257	33,594	33,568	100,419	33,986	33,715	33,336	101,037	491,621
Hospitalization	49,000	49,000	49,000	147,000	49,000	49,000	49,000	147,000	49,000	49,000	49,750	147,750	49,300	48,868	49,000	147,168	588,918
Contract Labor	2,000	2,000	2,000	6,000	2,000	3,000	3,000	8,000	3,000	3,000	3,000	9,000	3,000	3,000	3,000	9,000	32,000
Software Support	15,000	15,000	15,000	45,000	15,000	15,000	15,000	45,000	12,000	12,000	12,000	36,000	12,000	12,000	12,000	36,000	162,000
Employment Costs	1,000	1,000	2,000	4,000	2,000	2,000	2,000	6,000	2,000	2,000	2,000	6,000	2,000	2,000	2,000	6,000	22,000
Insurance	40,500	40,500	40,500	121,500	40,500	40,500	40,500	121,500	40,500	40,500	40,500	121,500	40,500	40,500	40,500	121,500	486,000
Utilities	10,000	10,000	10,000	30,000	8,000	8,000	8,000	24,000	8,000	8,000	8,000	24,000	10,000	10,000	10,000	30,000	108,000
Rent	53,797	53,797	53,797	161,390	53,797	53,797	53,797	161,390	53,797	53,797	53,797	161,390	53,797	53,797	53,797	161,390	645,558
Telephone	34,000	34,000	34,000	102,000	34,000	34,000	34,000	102,000	33,000	33,000	33,000	99,000	33,000	33,000	33,000	99,000	402,000
Repairs & Maintenance	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	48,000
Protection & Security	300	300	300	900	300	300	300	900	300	300	300	900	300	300	300	900	3,600
Postage, & Office Supplies	17,000	17,000	17,000	51,000	17,000	17,000	17,000	51,000	17,000	17,000	17,064	51,064	17,120	17,000	17,123	51,243	204,307
Computer	10,000	10,000	10,000	30,000	10,000	10,000	10,000	30,000	10,000	10,000	10,000	30,000	10,000	10,000	15,000	35,000	125,000
Professional Fees	48,000	48,000	48,000	144,000	48,000	48,000	48,000	144,000	48,000	48,000	48,000	144,000	48,000	48,000	48,000	144,000	576,000
Advertising	22,000	22,000	22,000	66,000	22,000	22,000	22,000	66,000	22,000	22,000	22,000	66,000	22,000	22,000	22,000	66,000	264,000

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.

T&E	79,500	79,500	79,500	238,500	79,500	79,500	79,500	238,500	79,500	79,500	79,500	238,500	79,500	79,500	79,500	238,500	954,000
Auto Expense	59,833	59,833	59,833	179,500	59,833	59,833	59,833	179,500	59,833	59,833	59,833	179,500	59,833	59,833	59,833	179,500	718,000
Trade Shows	59,910	38,080	59,635	157,625	17,720	16,135	14,000	47,855	28,335	29,555	34,695	92,585	70,890	9,350	910	81,150	379,215
Seminars	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	12,000
Education & Training	4,000	5,000	5,500	14,500	4,000	5,000	5,500	14,500	4,000	5,000	5,500	14,500	4,000	5,000	5,500	14,500	58,000
Dues & Subs	2,500	2,500	2,500	7,500	2,500	2,500	2,500	7,500	2,500	2,500	2,500	7,500	2,500	2,500	2,500	7,500	30,000
Manufacturing/Service	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	4,000	4,000	4,000	12,000	48,000
Freight Out	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	60,000
License Fees	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	60,000
Real Estate Taxes	3,000	3,000	3,000	9,000	3,000	3,000	3,000	9,000	3,000	3,000	3,000	9,000	3,000	3,000	3,000	9,000	36,000
Depreciation & Amortization	38,000	38,000	38,000	114,000	38,000	38,000	38,000	114,000	38,000	38,000	38,000	114,000	38,000	38,000	38,000	114,000	456,000
Bad Debt	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	5,000	5,000	5,000	15,000	60,000
Bank Charges	19,000	19,000	19,000	57,000	19,000	19,000	19,000	57,000	19,000	19,000	19,000	57,000	19,000	19,000	19,000	57,000	228,000
Miscellaneous	(5,000)	(5,000)	(5,000)	(15,000)	(5,000)	(5,000)	(5,000)	(15,000)	(5,000)	(5,000)	(5,000)	(15,000)	(5,027)	(5,082)	(5,000)	(15,109)	(60,109)
Total S, G & A	1,106,624	1,103,231	1,122,767	3,332,623	1,062,648	1,065,941	1,073,299	3,201,888	1,075,978	1,082,285	1,088,913	3,247,176	1,130,554	1,065,787	1,057,755	3,254,097	13,035,783

Operating Income (loss)	(483,584)	(345,691)	(362,727)	(1,192,003)	(281,668)	(247,461)	(190,319)	(719,448)	(160,998)	(134,805)	(137,133)	(432,936)	(129,870)	(104,826)	(132,275)	(366,972)	(2,711,358)

Other (Income) Expense	(3,000)	(3,000)	(3,000)	(9,000)	(3,000)	(3,000)	(3,000)	(9,000)	(3,000)	(3,000)	(3,000)	(9,000)	(3,000)	(3,000)	(3,000)	(9,000)	(36,000)

Net income(loss) b/f taxes	(480,584)	(342,691)	(359,727)	(1,183,003)	(278,668)	(244,461)	(187,319)	(710,448)	(157,998)	(131,805)	(134,133)	(423,936)	(126,870)	(101,826)	(129,275)	(357,972)	(2,675,358)

Corporate Taxes	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	1,000	1,000	1,000	3,000	12,000

Net Income (loss)	(481,584)	(343,691)	(360,727)	(1,186,003)	(279,668)	(245,461)	(188,319)	(713,448)	(158,998)	(132,805)	(135,133)	(426,936)	(127,870)	(102,826)	(130,275)	(360,972)	(2,687,358)

Clear Thinking Group LLC has relied on information provided by Hirsch International Corporation and its officers.

Clear Thinking Group LLC has not audited any of the information provided to us.

Prepared by CTG	Personal Confidential	5/29/200910:35 AM

[***] The portions of this document marked with three asterisks represent confidential portions omitted and filed separately with the Securities and Exchange Commission.